UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2014
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Guidewire Software, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35394	36-4468504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 East Hillsdale Blvd., Suite 800
Foster City, CA 94404
(Address of principal executive offices, including zip code)

(650) 357-9100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On December 4, 2014, Guidewire Software, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The four proposals considered at the Annual Meeting are described in detail in the Company's 2014 definitive proxy statement filed with the U.S. Securities and Exchange Commission on October 30, 2014. The following proposals were voted upon and the final results with respect to each such proposal are set forth below:

1.	Election of Three Class III Directors
The stockholders elected each of the three persons named below to serve as a Class III director of the Company for a three-year term that expires at the Company's annual meeting of stockholders in 2017 and until their successors are duly elected and qualified. The results of such vote were:

Director Name	Votes For	Votes Withheld	Broker Non-Votes	Percentage of Votes in Favor
Andrew Brown	61,279,293	595,188	5,487,042	99.04%
Craig Conway	61,458,280	416,201	5,487,042	99.33%
Clifton Thomas Weatherford	61,513,888	360,593	5,487,042	99.42%

2.	Ratification of Appointment of Independent Registered Public Accounting Firm
The stockholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2015. The results of such vote were:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
67,247,466	68,919	45,138	0	99.83%

3.	Advisory Vote on Compensation of the Company's Named Executive Officers
The stockholders approved, on an advisory non-binding basis, the compensation of the Company's named executive officers, as disclosed in the Company's 2014 proxy statement. The results of such vote were:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
61,189,248	666,126	19,107	5,487,042	98.89%

4.	Advisory Vote on Frequency of Future Stockholder Advisory Votes on Executive Compensation
The stockholders cast their votes, on an advisory non-binding basis, with respect to the frequency of holding future non-binding advisory votes on executive compensation. The results of such vote were:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
55,258,602	619,122	5,976,467	20,290	5,487,042

In light of the results for proposal four, the Company has decided to hold a stockholder advisory vote on executive compensation on an annual basis.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2014

GUIDEWIRE SOFTWARE, INC.

By:	/s/ Karen Blasing
Karen Blasing
Chief Financial Officer